UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 19, 2008 (March 13, 2008)

Analysts International Corporation

(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or othis jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(b)           On March 19, 2008, Analysts International Corporation (the “Company”) announced that three members of its Board of Directors, Michael J. LaVelle, Margaret A. Loftus and Robb L. Prince, have informed the Company that they will retire from service on the Board and will not stand for re-election at the Company’s annual shareholders meeting in 2008.  All three members will remain on the Board until their terms of service expire in 2008.  The Company also announced that the Company’s Board of Directors will nominate two individuals, Galen G. Johnson and Douglas C. Neve, for election to the Board at the annual meeting.  The Company’s press release issued on March 19, 2008 contains more specific biographical information concerning Messrs. Johnson’s and Neve’s past experience.  The full text of the press release issued in connection with the announcement and Michael J. LaVelle’s letter informing the Company of his intent to retire are set forth in Exhibits 99.1 and 99.2 and are attached to this Current Report and incorporated by reference as if fully set forth herein.

Item 8.01                                             Other Events.

                On March 19, 2008, Analysts International Corporation (the “Company”) announced that three members of its Board of Directors, Michael J. LaVelle, Margaret A. Loftus and Robb L. Prince, have informed the Company that they will retire from service on the Board and will not stand for re-election at the Company’s annual shareholders meeting in 2008.  All three members will remain on the Board until their terms of service expire in 2008.  The Company also announced that the Company’s Board of Directors will nominate two individuals, Galen G. Johnson and Douglas C. Neve, for election to the Board at the annual meeting.  The Company’s press release issued on March 19, 2008 contains more specific biographical information concerning Messrs. Johnson’s and Neve’s past experience.  The full text of the press release issued in connection with the announcement and Michael J. LaVelle’s letter informing the Company of his intent to retire are set forth in Exhibits 99.1 and 99.2 and are attached to this Current Report and incorporated by reference as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description

99.1	Press Release entitled “Analysts International Corporation Announces Two New Nominees to Board of Directors” issued by Analysts International Corporation on March 19, 2008.

99.2	Notice of retirement letter from Michael J. LaVelle dated March 14, 2008.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 19, 2008	ANALYSTS INTERNATIONAL CORPORATION

/s/ Elmer N. Baldwin
Elmer N. Baldwin
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release entitled “Analysts International Corporation Announces Two New Nominees to Board of Directors” issued by Analysts International Corporation on March 19, 2008.

99.2	Notice of retirement letter from Michael J. LaVelle dated March 14, 2008.